UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

AEROCENTURY CORP.

(Exact name of registrant as specified in our charter)

Delaware	001-13387	94-3263974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

(650) 340-1888

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACY	NYSE American Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On December 17, 2021, AeroCentury Corp, (the “Company”) issued a press release announcing the Company plans to file a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) to implement a 5-for-1 forward stock split of its issued and outstanding shares of common stock (the “Stock Split”). Each shareholder of record as of December 30, 2021, the record date, will receive four (4) additional shares of common stock for each share held as of the record date. No fractional shares of common stock will be issued in connection with the Stock Split. Instead, all shares will be rounded up to the next whole share. The payment date for the Stock Split will be January 7, 2022 and the Company’s common stock is expected to begin trading on a split-adjusted basis when the market opens on January 10, 2022.

The Stock Split was approved by the Company’s Board of Directors on November 22, 2021, and approved by the written consent by the Company’s stockholders representing approximately 65.0% of the Company’s voting stock (the “Consenting Stockholders”) on November 30, 2021. To implement the Stock Split, the Board of Directors and Consenting Stockholders further approved an increase in the number of authorized shares of common stock of the Company from 13,000,000 to 40,000,000, which will also be effected by the filing of the Certificate of Amendment. No other stockholder approval is required or necessary. A copy of the press release announcing the Stock Split is attached to this Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description

99.1	Press Release dated December 17, 2021 – AeroCentury Corp. Announces a 5-for-1 Forward Stock Split
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

AeroCentury Corp.

	By:	/s/ Yucheng Hu
Yucheng Hu Chief Executive Officer

Dated: December 17, 2021

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